UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

SEPTEMBER 02, 2010
Date of Report (Date of Earliest Event Reported)

CMoney, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-167176	75-3260546
(State or other jurisdiction of Identification)	(Commission File Number)	(IRS Employer No.)

One Sugar Creek Center Blvd., 5th Floor
Sugar Land, Texas 77478
Address

(713) 589-5393
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01. Other Events

On August 30, 2010 the Company was notified by its auditors, Malone Bailey LLP, that they were resigning and withdrawing their opinion regarding the financial statements of December 31, 2009 and 2008.

As a result of the auditor resignation, the Company will also file with the SEC Form RW withdrawing its S-1 file May 28, 2010 and S-1/A filed August 13, 2010. (File No. 333-167176) These filings cannot continue without audited financial statements and the consent of the auditors.

Item 9.01 Exhibits
Exhibit Number 16	Description Letter of Resignation of Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cMoney, Inc.

By: /s/ Larry Wilson
Name: Larry Wilson
Title: Chairman of Board
Dated: 9/02/2010